UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2005

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13650 NW 8th Street, Suite 109
Sunrise, FL 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     NationsHealth, Inc. is furnishing presentation materials, included as Exhibit 99.1 to this report, which were prepared for presentations to institutional investors beginning on June 1, 2005. NationsHealth, Inc. is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     99.1     Investor Presentation Materials, dated June 1, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: June 1, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation Materials, dated June 1, 2005

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